Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

We, Jean-Jacques Bienaimé and Jeffrey H. Cooper, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that BioMarin Pharmaceutical Inc.’s Quarterly Report on Form 10-Q for the period ended March 31, 2010, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JEAN-JACQUES BIENAIMÉ
Jean-Jacques Bienaimé
Chief Executive Officer

April 30, 2010

/s/ JEFFREY H. COOPER
Jeffrey H. Cooper
Senior Vice President, Chief Financial Officer

April 30, 2010